STRALEM FUND

Supplement dated October 17, 2011
To the Statement of Additional Information dated March 14, 2011

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of Stralem Fund (the “Trust”) dated March 14, 2011.  You should retain this Supplement for future reference.  Copies of the SAI may be obtained free of charge by calling us at 1-866-822-9555 or by visiting www.Stralemfund.com.

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The following information replaces the section “Board Committee” found on pages 8 of the SAI:

Board Committees.  Effective November 1, 2011, the Board of Trustees has established a Nominating Committee.  The Nominating Committee and the Audit Committee are both comprised solely of the Independent Trustees of the Trust.  The Nominating Committee operates under a written charter and is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board.  Since the Nominating Committee is effective November 1, 2011, it did not meet during the fiscal year ended October 31, 2010.  The Audit Committee, led by its Chairman, Kenneth Pearlman, operates under a written charter approved by the Board.  The Audit Committee has the duties and powers to recommend the selection, retention or termination of the Trust’s independent registered public accounting firm, to evaluate such firm’s independence, to meet with such firm to discuss any matters relating to the Trust’s financial statements, to review and approve the fees charged by such firm for audit and non-audit services, to investigate improprieties or suspected improprieties in Trust operations and to report its activities to the full Board on a regular basis, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.  The Audit Committee held two meetings during the fiscal year ended October 31, 2010.